CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Yearly Report On Form 10-KSB of Bytewatch Technologies, Inc. for the Year Ended December 31, 2004, I, Richard Plotnikoff, Chief Executive Officer and Chief Financial Officer of Bytewatch Technologies, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1.   Such Yearly Report on Form 10-KSB for the year ended December
          31, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Yearly Report on Form 10-KSB for the year ended December 31, 2004, fairly presents, in all material respects, the financial condition and results of operations of Bytewatch Technologies, Inc.

Dated:  March 31, 2005

BYTEWATCH TECHNOLOGIES, INC.


By: /s/ Richard Plotnikoff
-------------------------------------
Chief Executive Officer and
Chief Financial Officer